                                                                      Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K for the year ended December 31, 1993 into Comdata Holdings Corporation's previously filed Registration Statements No. 33-21788 and 33-30618.



                                                     Arthur Andersen & Co.



Nashville, Tennessee
   March 25, 1994